UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2016

Central Index Key Number of the issuing entity: 0001689417
Morgan Stanley Capital I Trust 2016-UBS12
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001685185
UBS AG

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-06	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS12 (the “Certificates”), was issued by Morgan Stanley Capital I Trust 2016-UBS12, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

Two mortgage loans, secured by the mortgaged properties identified as “Greenwich Office Park” and “Novo Nordisk”, respectively, on Schedule I to the Pooling and Servicing Agreement (the “Greenwich Office Park Mortgage Loan” and the “Novo Nordisk Mortgage Loan,” respectively, and together, the “Applicable Non-Serviced Mortgage Loans”), are each an asset of the Issuing Entity and part of a whole loan (the “Greenwich Office Park Whole Loan” and the “Novo Nordisk Whole Loan,” respectively, and together, the “Applicable Non-Serviced Whole Loans”) that includes such Non-Serviced Mortgage Loan and one or more pari passu promissory notes (each, a “Pari Passu Companion Loan”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that each of the Applicable Non-Serviced Whole Loans will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement (or, with respect to the Novo Nordisk Whole Loan, another pooling and servicing agreement) and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to each Applicable Non-Serviced Whole Loan was securitized on December 22, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR. Consequently, each Applicable Non-Serviced Whole Loan, including the Greenwich Office Park Mortgage Loan and the Novo Nordisk Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of December 1, 2016 (the “CSMC 2016-NXSR PSA”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Torchlight Loan Services, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wilmington Trust, National Association, as trustee, Wells Fargo

Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. The CSMC 2016-NXSR PSA is attached hereto as Exhibit 4.5.

The servicing terms of the CSMC 2016-NXSR PSA will be substantially similar to the servicing terms of the PSA applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the MSC 2016-UBS12 Certificates dated November 23, 2016 and the following::

•	The master servicer under the CSMC 2016-NXSR PSA will earn a primary servicing fee with respect to each Applicable Non-Serviced Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Special servicing fees, workout fees and liquidation fees payable to the special servicer under the CSMC 2016-NXSR PSA with respect to the Greenwich Office Park Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to such special servicer. In addition, (i) the special servicing fee under the CSMC 2016-NXSR PSA with respect to the Greenwich Office Park Mortgage Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee equal to $3,500 (or, if the risk retention consultation party under the CSMC 2016-NXSR PSA is entitled to consult with the Non-Serviced Special Servicer, $5,000) for the related month.

•	The Non-Serviced Special Servicer will be required to take actions with respect to each Applicable Non-Serviced Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties,” but will be subject to certain differences, including that the Non-Serviced Special Servicer may accept the first cash offer that constitutes a fair price in connection with the sale of a defaulted loan and approval of a sale to a party to the CSMC 2016-NXSR PSA, a borrower party or certain other conflicted parties only if such party’s offer is the highest offer and at least two offers (rather than one) are received from independent third parties.

•	In addition to providing certain consultation rights to the related Non-Serviced Directing Certificateholder, the CSMC 2016-NXSR PSA will provide certain non-binding consultation rights in respect of each Applicable Non-Serviced Mortgage Loan (if it is specially serviced) to a representative of the holders of the credit risk retention interests.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: December 28, 2016

EXHIBIT INDEX

Exhibit Number	Description
4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

5